Shareholders' Equity	12 Months Ended
Dec. 31, 2024
Shareholders' Equity [Abstract]
Shareholders' Equity

13. Shareholders’ Equity

Ordinary and Preferred Shares

The Company was incorporated under the laws of the Cayman Islands on October 18, 2021. The authorized number of ordinary shares is 500,000,000 shares with a par value of $0.0001 per share, and 10,000,000 ordinary shares were issued on October 18, 2021.

On December 14, 2022, all the shareholders and directors of the Company approved to amend the Company’s authorized share capital by creating two classes of shares in the authorized share capital, (i) 400,000,000 ordinary shares of $0.0001 par value each and (ii) 100,000,000 preferred shares of $0.0001 par value each. The issued share capital remains unchanged, being 100,000 ordinary shares of par value of $0.0001 each on December 14, 2022.

On December 15, 2022, all the directors of the Company approved to issue additional 9,900,000 ordinary shares at par value of $0.0001 per shares to all existing shareholders on a pro rata basis, subject to the Company receiving the subscription prices of $990 in cleared funds. The Company recorded a $990 subscription receivable from the existing shareholders for the issuance of 9,900,000 ordinary shares, which was subsequently received in 2023. The Company considered this stock issuance was part of the Company’s reorganization to result in 10,000,000 ordinary shares issued and outstanding prior to completion of this offering and similar to stock split.

The Company believes it is appropriate to reflect such changes in share structure on a retroactive basis pursuant to ASC 260. The Company has retroactively restated all shares and per share data for all periods presented. As a result, the Company had 100,000,000 authorized preferred shares, par value of $0.0001, nil shares were issued and outstanding as of December 31, 2024 and December 31, 2023. The Company had 400,000,000 authorized ordinary shares, par value of $0.0001, of which, 10,000,000 shares were issued and outstanding as of December 31, 2024 and 2023.

Statutory Reserve

In accordance with the PRC Company Laws, the Company’s PRC operating entities are required to provide statutory reserves, which are appropriated from net profit as reported in the Company’s PRC statutory accounts. They are required to allocate 10% of their after-tax profits to fund statutory reserves until such reserves have reached 50% of their respective registered capital. These reserve funds, however, may not be distributed as cash dividends. As of December 31, 2024, 2023 and 2022, the statutory reserves of the Company’s PRC operating entities have not reached 50% of their respective registered capital. As of December 31, 2024, 2023 and 2022, the Company’s PRC operating entities collectively attributed $380,901 and $325,223 and $290,860 of retained earnings for their statutory reserves, respectively.

Restricted Net Assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s operating entities only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s operating entities. Foreign exchange and other regulations in the PRC may further restrict the Company’s subsidiaries and PRC operating entities from transferring funds to the Company in the form of dividends, loans and advances. Amounts restricted include paid-in capital and statutory reserves of the Company’s PRC subsidiary as determined pursuant to PRC generally accepted accounting principles. As of December 31, 2024 and 2023, the Company had $2,198,086 and $2,118,290 restricted net assets, respectively.